Third Quarter 2020 Earnings Call FTI Consulting, Inc. October 29, 2020 Exhibit 99.1

Cautionary Note About Forward Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and estimates will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs and estimates. Further, unaudited quarterly results are subject to normal year-end adjustments. The Company has experienced fluctuating revenues, operating income and cash flows in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, fluctuations in the price per share of our common stock, adverse financial, real estate or other market and general economic conditions, the impact of the COVID-19 pandemic and related events that are beyond our control, which could affect our segments, practices and the geographic regions in which we conduct business, differently and adversely, and other future events, which could impact each of our segments, practices and the geographic regions in which we conduct business differently and could be outside of our control, the pace and timing of the consummation and integration of future acquisitions, the Company’s ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients, new laws and regulations, or changes thereto, and other risks described under the heading "Item 1A Risk Factors" in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission (“SEC”) and in the Company's other filings with the SEC, including the risks set forth under "Risks Related to Our Reportable Segments" and "Risks Related to Our Operations.” We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Third Quarter 2020: Financial Review

All numbers in $000s, except for per share data and percentages

Consolidated Results	Q3 2020	Q2 2020	% Variance	Q3 2019	% Variance	Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q3 2020 vs. Q3 2019
Revenues	$ 622,249	$ 607,852	2.4 %	$ 593,106	4.9 %	*3.9%*
Net income	$ 50,172	$ 48,174	*4.1 %*	$ 60,422	*-17.0 %*	
Earnings per Diluted Share	$ 1.35	$ 1.27	*6.3 %*	$ 1.59	*-15.1 %*	
Adjusted Earnings per Diluted Share [(1)]	$ 1.54	$ 1.32	*16.7 %*	$ 1.63	*-5.5 %*	
Adjusted EBITDA [(1)]	$ 90,917	$ 75,797	*19.9 %*	$ 92,343	*-1.5 %*	
Adjusted EBITDA Margin [(1)]	*14.6 %*	*12.5 %*	—	*15.6 %*	—	
Segment Results						
Corporate Finance & Restructuring						
Revenues	$ 236,615	$ 246,011	*-3.8 %*	$ 191,698	*23.4 %*	*22.7%*
Adjusted Segment EBITDA	$ 56,215	$ 76,264	*-26.3 %*	$ 48,084	*16.9 %*	
Adjusted Segment EBITDA Margin	*23.8 %*	*31.0 %*	—	*25.1 %*	—	
Forensic and Litigation Consulting						
Revenues	$ 119,104	$ 106,381	*12.0 %*	$ 142,651	*-16.5 %*	*-17.1%*
Adjusted Segment EBITDA	$ 13,591	$ (9,047)	*250.2 %*	$ 27,008	*-49.7 %*	
Adjusted Segment EBITDA Margin	*11.4 %*	*-8.5 %*	—	*18.9 %*	—	
Economic Consulting						
Revenues	$ 154,978	$ 151,493	*2.3 %*	$ 141,715	*9.4 %*	*8.1%*
Adjusted Segment EBITDA	$ 25,720	$ 21,694	*18.6 %*	$ 19,413	*32.5 %*	
Adjusted Segment EBITDA Margin	*16.6 %*	*14.3 %*	—	*13.7 %*	—	
Technology						
Revenues	$ 58,585	$ 47,084	*24.4 %*	$ 57,083	*2.6 %*	*1.7%*
Adjusted Segment EBITDA	$ 11,939	$ 6,435	*85.5 %*	$ 12,286	*-2.8 %*	
Adjusted Segment EBITDA Margin	*20.4 %*	*13.7 %*	—	*21.5 %*	—	
Strategic Communications						
Revenues	$ 52,967	$ 56,883	*-6.9 %*	$ 59,959	*-11.7 %*	*-13.7%*
Adjusted Segment EBITDA	$ 8,427	$ 10,034	*-16.0 %*	$ 12,644	*-33.4 %*	
Adjusted Segment EBITDA Margin	*15.9 %*	*17.6 %*	—	*21.1 %*	—	

(1) See "Financial Tables" and "End Notes: FTI Consulting Non-GAAP Financial Measures" for the reconciliations and definitions of Adjusted Earnings per Diluted Share and Adjusted EBITDA, which are non-GAAP financial measures, to the most directly comparable GAAP financial measures, and for the definition of Adjusted EBITDA Margin, which is a non-GAAP financial measure.

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Cash Position and Capital Allocation Snapshot As of September 30, 2020, June 30, 2020 and September 30, 2019 (1)DSO is a performance measure used to assess how quickly revenues are collected by the Company. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced by billings in excess of services provided by revenue for the quarter, adjusted for changes in foreign exchange rates. We multiply the result by the number of days in the quarter. (2)Total debt excludes the impact of unamortized deferred debt issue costs of $4.2 million, $4.5 million, and $5.6 million as of September 30, 2020, June 30, 2020, and September 30, 2019, respectively, and excludes the impact of unamortized deferred debt discount of $28.6 million, $30.9 million, and $37.6 million as of September 30, 2020, June 30, 2020, and September 30, 2019, respectively, related to our 2.0% convertible senior notes due 2023. (3)See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliation and definition of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. All numbers in $000s, except for DSO  As of September 30, 2020 As of June 30, 2020 As of September 30, 2019 Cash and cash equivalents $ 304,658  $ 304,206  $ 258,470  Accounts receivable, net $ 762,760  $ 714,918  $ 739,463  Days Sales Outstanding ("DSO") (1) 104  98  108  Net cash provided by operating activities $ 111,563  $ 152,976  $ 131,304  Purchases of property and equipment $ (11,764) $ (5,663) $ (6,365) Purchase and retirement of common stock $ (76,154) $ (50,543) $ (11,056) Total Debt (2) $ 341,250  $ 351,250  $ 316,250  Free Cash Flow (3) $ 99,799  $ 147,313  $ 124,939

Reconciliation of Net Income to Adjusted Net Income and Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share Three Months Ended September 30, 2020, June 30, 2020 and September 30, 2019 (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures. All numbers in $000s; except for per share data Three Months Ended September 30, 2020 Three Months Ended June 30, 2020 Three Months Ended September 30, 2019 Net income $ 50,172  $ 48,174  $ 60,422  Special charges 7,103  —  —  Tax impact of special charges (1,847) —  —  Non-cash interest expense on convertible notes 2,286  2,255  2,166  Tax impact on non-cash interest expense on convertible notes (595) (586) (563) Adjusted Net Income (1) $ 57,119  $ 49,843  $ 62,025          Earnings per Diluted Share $ 1.35  $ 1.27  $ 1.59  Special charges 0.19  —  —  Tax impact of special charges (0.05) —  —  Non-cash interest expense on convertible notes 0.06  0.06  0.06  Tax impact of non-cash interest expense on convertible notes (0.01) (0.01) (0.02) Adjusted Earnings per Diluted Share (1) $ 1.54  $ 1.32  $ 1.63  Weighted average number of common shares outstanding — diluted 37,086  37,852  37,938

Reconciliation of Net Income and Operating Income (Loss) to Adjusted EBITDA

Three Months Ended September 30, 2020 and June 30, 2020

All numbers in $000s

Three Months Ended September 30, 2020

	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							$ **50,172**
Interest income and other							3,340
Interest expense							5,151
Income tax provision							14,407
Operating income	$ **52,372**	$ **8,729**	$ **24,304**	$ **8,621**	$ **5,105**	$ **(26,061)**	$ **73,070**
Depreciation and amortization	1,109	1,207	1,337	3,041	542	713	7,949
Amortization of other intangible assets	1,873	171	44	1	706	—	2,795
Special charges	861	3,484	35	276	2,074	373	$ 7,103
Adjusted EBITDA [(1)]	$ **56,215**	$ **13,591**	$ **25,720**	$ **11,939**	$ **8,427**	$ **(24,975)**	$ **90,917**

Three Months Ended June 30, 2020

	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							$ **48,174**
Interest income and other							(2,202)
Interest expense							5,157
Income tax provision							14,470
Operating income (loss)	$ **73,811**	$ **(10,382)**	$ **20,216**	$ **3,432**	$ **8,798**	$ **(30,276)**	$ **65,599**
Depreciation and amortization	1,038	1,165	1,433	3,003	552	693	7,884
Amortization of other intangible assets	1,415	170	45	—	684	—	2,314
Adjusted EBITDA [(1)]	$ **76,264**	$ **(9,047)**	$ **21,694**	$ **6,435**	$ **10,034**	$ **(29,583)**	$ **75,797**

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(1) See "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definition of Adjusted EBITDA, which is a non-GAAP financial measure.

Reconciliation of Net Income and Operating Income to Adjusted EBITDA Three Months Ended September 30, 2019 (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. Three Months Ended September 30, 2019   Corporate Finance & Restructuring Forensic and Litigation Consulting Economic Consulting Technology Strategic Communications Unallocated Corporate Total Net income $ 60,422  Interest income and other (2,973) Interest expense 4,832  Income tax provision 19,857  Operating income $ 46,007  $ 25,534  $ 17,943  $ 9,094  $ 11,343  $ (27,783) $ 82,138  Depreciation and amortization 964  1,188  1,426  3,192  619  691  8,080  Amortization of other intangible assets 1,113  286  44  —  682  —  2,125  Adjusted EBITDA (1) $ 48,084  $ 27,008  $ 19,413  $ 12,286  $ 12,644  $ (27,092) $ 92,343  All numbers in $000s

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow Three Months Ended September 30, 2020, June 30, 2020 and September 30, 2019 (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. All numbers in $000s Three Months Ended September 30, 2020 Three Months Ended June 30, 2020 Three Months Ended September 30, 2019 Net cash provided by operating activities $ 111,563  $ 152,976  $ 131,304  Purchases of property and equipment (11,764) (5,663) (6,365) Free Cash Flow (1) $ 99,799  $ 147,313  $ 124,939

End Notes: FTI Consulting Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). Certain of these measures are considered “non-GAAP financial measures” under the Securities and Exchange Commission ("SEC") rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Adjusted EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definitions of Segment Operating Income (Loss) and Adjusted Segment EBITDA, which are GAAP financial measures, below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income (Loss) as a segment’s share of consolidated operating income. We use Segment Operating Income (Loss) for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA as a percentage of total revenues. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business and losses on early extinguishment of debt. We believe that this non-GAAP financial measure, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that this non-GAAP financial measure, considered along with corresponding GAAP financial measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share ("EPS"), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt, non-cash interest expense on convertible notes and the gain or loss on sale of a business. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow, which is a non-GAAP financial measure, as net cash provided by operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income and Condensed Consolidated Statements of Cash Flows.

Third Quarter 2020: Select Geographic Review Percentage of Consolidated Revenues Revenue Growth Region Q3 2020 Q2 2020 Q3 2019 Q3 2020 vs. Q2 2020 Q3 2020 vs. Q3 2019 North America 63.5% 64.3% 68.3% 1.2% -2.4  % EMEA 28.2% 28.1% 23.9% 2.6% 23.7  % Asia Pacific 7.2% 6.3% 6.5% 16.6% 16.1  % Latin America 1.1% 1.3% 1.3% -12.6% -9.5%

Third Quarter 2020: Select Awards & Accolades Honored with three Stevie Awards for Women in Business: · Woman of the Year · Female Executive of the Year · Achievement in Developing and Promoting Women Stevie Awards Named a 2020 Top Place to Work The Washington Post Ranked #1 on 3Q20 Bankruptcy League Tables The Deal Most professionals (154) named to the annual Consulting Experts list Who’s Who Legal Named to PR News’ inaugural Agency Elite 100 PR News Recognized in 11 categories of Chambers Litigation Support 2020 Chambers & Partners